Exhibit 10.14

SECOND AMENDMENT TO

FINANCING AGREEMENT

This SECOND AMENDMENT TO FINANCING AGREEMENT (this “Amendment”), dated as of April 2, 2004, is entered into by and among HALL KINION & ASSOCIATES, INC., a Delaware corporation (“HKA”), GROUP-IPEX, INC., a California corporation (“Ipex”), ONSTAFF ACQUISITION CORP., a Delaware corporation (“Onstaff” and together with HKA and Ipex, each individually, a “Company” and collectively, jointly and severally, the “Companies”), and THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation (“CIT”).

RECITALS

A. The Companies and CIT previously entered into that certain Financing Agreement dated as of June 13, 2003 (as amended, the “Financing Agreement”), pursuant to which CIT provides loans and other financial accommodations to the Companies from time to time.

B. The Companies have requested that CIT amend certain terms of the Financing Agreement.

C. CIT is willing to agree to such amendments to the Financing Agreement on the terms and subject to the conditions set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth below and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1. Definitions. Capitalized terms used herein and not otherwise defined herein, shall have the respective meanings set forth in the Financing Agreement.

2. Amendments.

(a) The definition of “CB Borrowing Base” set forth in Section 1 of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

“CB Borrowing Base shall mean, as to the Collective Borrowers, the sum of: (a) eighty-five percent (85%) of the Collective Borrowers’ aggregate outstanding Eligible Accounts Receivable, provided, however, that if the then Dilution Percentage is greater than four percent (4%), then the rate of advance herein shall be reduced by the amount of such excess Dilution Percentage over such percentage, plus (b) the lesser of $5,000,000 or

100% of the then undrawn amount under the CIT Letter of Credit, less (c) any applicable Availability Reserves.”

(b) The following definition is hereby added to Section 1 of the Financing Agreement in proper alphabetical order.

“CIT Letter of Credit shall mean one or more irrevocable standby letters of credit in the original aggregate face amount of $5,000,000 issued to the benefit of CIT by an issuing bank acceptable to CIT for the account of Brenda Rhodes and/or Todd Kinion and which letter of credit or letters of credit shall otherwise be in form and substance satisfactory to CIT.

(c) Section 7.9 (g) of the Financing Agreement is hereby amended by deleting the word “or” at the end of the section.

(d) Section 7.9 (h) of the Financing Agreement is hereby amended by deleting the “.” at the end of the section and adding “; or” in its place.

(e) The following is hereby added to the end of Section 7.9 of the Financing Agreement as subparagraph (i):

“(i) Make any earnout payments in connection with the purchase by HKA of Onstaff without the prior written consent of CIT.”

(f) Section 7.10 of the Financing Agreement is hereby amended and restated to read in its entirety as follows:

“7.10 Until termination of the Financing Agreement and payment and satisfaction in full of all Obligations hereunder, the Companies, on a consolidated basis, shall maintain at all times, Availability plus Unrestricted Cash of no less than Two Million Dollars ($2,000,000.00).”

3. Overadvance Facility. Notwithstanding the terms and conditions of that certain First Amendment to Financing Agreement and Waiver between the Companies and CIT, the Companies hereby agree that the Overadvance Facility (as defined therein) shall be reduced to zero, repaid in full and terminated as of the Amendment Effective Date.

4. Conditions to Effectiveness. This Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of all such conditions being referred to as the “Amendment Effective Date”):

(a) CIT shall have received this Amendment, duly executed and delivered by the Companies no later than March 24, 2004.

(b) CIT shall have received the original CIT Letter of Credit, together with a Subordination Agreement with respect to the Companies’ reimbursement obligations for any draws under the CIT Letter of Credit and a Letter of Credit Agreement with respect to the terms and conditions under which CIT may draw under the CIT Letter of Credit, each duly executed by the account party to the CIT Letter of Credit and in form and substance satisfactory to CIT.

(c) Each of the representations and warranties set forth in this Amendment shall be true and correct as of the Amendment Effective Date.

5. Representations and Warranties. In order to induce CIT to enter into this Amendment and to provide the waiver and accommodations and amend the Financing Agreement in the manner provided in this Amendment, the Companies represent and warrant to CIT as of the Amendment Effective Date as follows:

(a) Power and Authority. Each Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Financing Agreement as amended by this Amendment.

(b) Authorization of Agreements. The execution and delivery of this Amendment by the Companies and the performance by the Companies of the Financing Agreement, as amended hereby, have been duly authorized by all necessary action, and this Amendment has been duly executed and delivered by each Company.

(c) Representations and Warranties in the Financing Agreement. Each Company confirms that as of the Amendment Effective Date, the representations and warranties contained in Section 7 of the Financing Agreement are (before and after giving effect to this Amendment) true and correct in all material respects (except to the extent any such representation and warranty is expressly stated to have been made as of a specific date, in which case it shall be true and correct as of such specific date) and that no Default or Event of Default has occurred and is continuing.

6. Miscellaneous.

(a) Reference to and Effect on the Existing Financing Agreement.

(i) Except as specifically amended by this Amendment and the documents executed and delivered in connection herewith, the Financing Agreement shall be unmodified and continue in full force and effect and is hereby ratified and confirmed.

(ii) The execution and delivery of this Amendment and performance of the Financing Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of CIT under, the Financing Agreement or any agreement or document executed in connection therewith.

(iii) Upon the conditions precedent set forth herein being satisfied, this Amendment shall be construed as one with the existing Financing Agreement, and the existing Financing Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

(b) Accommodation Fee. To further induce CIT to enter into this Amendment, the Companies hereby agree to pay to CIT an accommodation fee of $25,000, which fee shall be due and payable by the Companies and fully earned by CIT as of the date hereof.

(c) Headings. Section and subsection headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

(d) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally effective as delivery of an original executed counterpart of this Amendment.

(e) Governing Law. This Amendment shall be governed by and construed according to the laws of the State of California.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

HALL, KINION & ASSOCIATES, INC., a Delaware corporation

By:	/s/ Marty A. Kropelnicki

Name: Marty A. Kropelnicki Title: VP & CFO

GROUP-IPEX, INC., a California corporation

By:	/s/ Marty A. Kropelnicki

Name: Marty A. Kropelnicki Title: VP & CFO

ONSTAFF ACQUISITION CORP., a Delaware corporation

By:	/s/ Marty A. Kropelnicki

Name: Marty A. Kropelnicki Title: VP & CFO

THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation

By:	/s/ Thomas H. Hopkins

Name: Thomas H. Hopkins Title: Vice President

Each of the undersigned confirms that the foregoing Amendment shall not affect, modify or diminish such undersigned’s obligations under any instruments of Guaranty and/or any related pledge or security agreements executed in favor of CIT and reaffirms and ratifies each of the terms and conditions of such Guaranty and/or related pledge or security agreements.

TKO PERSONNEL, INC.		ICPLANET CORPORATION

By:	/s/ Marty A. Kropelnicki	By:	/s/ Marty A. Kropelnicki

	Name: Marty A. Kropelnicki Title: VP & CFO		Name: Marty A. Kropelnicki Title: VP & CFO

TKI ACQUISITION CORPORATION		HUNTINGTON ACQUISITION CORPORATION

By:	/s/ Marty A. Kropelnicki	By:	/s/ Marty A. Kropelnicki

	Name: Marty A. Kropelnicki Title: VP & CFO		Name: Marty A. Kropelnicki Title: VP & CFO

INTERACTIVE ACQUISITION CORPORATION		TA ACQUISITION CORPORATION

By:	/s/ Marty A. Kropelnicki	By:	/s/ Marty A. Kropelnicki

	Name: Marty A. Kropelnicki Title: VP & CFO		Name: Marty A. Kropelnicki Title: VP & CFO